Exhibit 99.1

As of September 30, 2007 Investor Presentation NASDAQ: SWIM

All statements in this presentation that are not historical are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements may be identified by words such as “believe,” “intend,” “expect,” “may,” “could,” “would,” “will,” “should,” “plan,” “project,” “contemplate,” “anticipate,” or similar statements. Because these statements reflect the Company’s current views concerning future events, these forward-looking statements are subject to risks and uncertainties. The Company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, including, without limitation, the success of brand development efforts and strategic alliances; demand for the Company’s products and services; the ability to compete effectively and adjust to changing market conditions; inability to protect the Company’s proprietary technology; difficulties or delays in developing improved products when expected or desired and with the additional features contemplated or desired; the potential for intellectual property infringement, warranty, product liability, and other claims; the uncertainties associated with governmental regulation; and other factors detailed from time to time in the Securities and Exchange Commission reports of Investools. The Company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the Company, whether as a result of new information, future events, or otherwise. Other than thinkorswim, Inc. and thinkorswim Advisors, Inc., neither Investools Inc. nor any of its subsidiaries are broker-dealers or investment advisors, or otherwise engaged in the business of effecting transactions in securities, the provision of investment advice or investment recommendations. Investools Cautionary Statements

The Securities and Exchange Commission’s Regulation G applies to any public disclosure or release of material information that includes a non-GAAP financial measure.  In the event of such a disclosure or release, Regulation G requires: (i) the presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and (ii) a reconciliation of the differences between the non-GAAP financial measure presented and the most directly comparable financial measure calculated and presented in accordance with GAAP.  The required presentations and reconciliations are contained herein. Investools Education Group uses the non-GAAP financial measure “sales transaction volume” or “STV,” which is defined as revenue plus deferred revenue, to assess the operating results and effectiveness of the Company and its business segments.  STV is consistent with the selling activities in the period reported and with the level of a majority of the cost components of cost of revenue. Given the impact of accounting for deferred revenue and for costs associated with deferred revenue, the Company also uses the non-GAAP financial measure “Adjusted EBITDA” as a valuable representation of the Company’s operating performance.  Adjusted EBITDA is defined as net income (loss) plus depreciation and amortization, interest income, special charges, other non-cash items, and the net change in deferred revenue. The Company believes that the non-GAAP financial measures described above are also useful to investors, financial analysts and others to evaluate the operating and financial performance of the Company. These non-GAAP financial measures may not be comparable to similarly titled measurements used by other companies and should not be used generally as a substitute for revenue, net income (loss) or other GAAP operating measurements. The acquisition by Investools Inc. of thinkorswim Group, Inc. and its subsidiaries occurred on February 15, 2007. The pro forma consolidated financial information for the years ended December 31, 2005 and 2006 and each quarter beginning January 1, 2005 has been prepared as if the acquisition had occurred January 1, 2005. The pro forma information has been prepared by combining the relevant consolidated financial information of each of Investools Inc. and thinkorswim Group for the time periods presented. The unaudited pro forma consolidated financial information is provided for informational purposes only. In addition, the unaudited pro forma consolidated financial information does not purport to project our future financial position, operating results or sales. No effect has been given in the unaudited pro forma consolidated statement of income for synergistic benefits that may be realized through the combination of the two companies or the costs that may be incurred in integrating the companies acquired in such acquisition. In addition, no adjustments have been made to give pro forma effect as if the merger had occurred at the beginning of the period presented, which adjustments are typically found in pro forma financial statements. The unaudited pro forma consolidated financial information should be read in conjunction with our historical financial statements and related notes and the historical financial statements of thinkorswim, which are included in our annual report on Form 8-K filed with the Securities and Exchange Commission on February 22, 2007, Form 10-K filed with the Securities and Exchange Commission on March 16, 2007, and Form 10-Q filed with the Securities and Exchange Commission on May 10, 2007. Investools Non-GAAP Financial Information

The Online Brokerage for Educated Investors Investools: At a Glance Barron’s #1-rated “Best Software-Based Online Broker” two years running Superior trading technology and customer service Dramatic growth in revenue, accounts, DARTs and client assets Powerful customer acquisition engine for online brokerage Rapidly growing active subscriber base – currently 98,000 Continuing shift to self-branded education programs

Unique Training and Trading Model

investools

A powerful blend of education and trading products



CAPITAL
TIME
ACTIVITY
SERVICE
investools
investor education
thinkorswim
Member NASD/SIPC
ACTIVE INVESTING
PHD
MASTER
ASSOCIATE
FOUNDATION
PAID EDUCATION
COACHING
THINKPRO (NEW)
ADVISORY PRODUCTS & FUNDS
OPTION PLANET
RED OPTION
BROKERAGE ACCOUNTS & TRADING

5

Reaching the Mass-Affluent Demographic thinkorswim Retail Customers 2 Average account $43,500 Average annualized trades 170 Annual revenue per account $3,000 1 Investools Primary Research conducted in the second quarter of 2007. Household Income $120,000 Assets $515,000 Average Age 50 years old Employed 81% Male / Female 68% / 32% 2 Information calculated based on thinkorswim operating metrics - third quarter of 2007. Investools Students1 thinkorswim: The #1 Rated Online Broker “BEST SOFTWARE-BASED ONLINE BROKER” Superior technology and analytics thinkPro thinkMicro Smart-chart scanning Advanced algorithmic order routing Continuous investment in product upgrades and innovation World-class customer support from experienced traders Growing institutional business “BEST FOR OPTIONS TRADERS”

New Retail Accounts Investools announces merger with thinkorswim Funded Retail Accounts: 47,850 550 575 800 850 825 750 675 850 950 2,275 2,150 2,175 2,325 2,675 3,125 3,525 3,150 3,050 3,200 2,950 3,250 - 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 Jan- 06 Feb- 06 Mar- 06 Apr- 06 May- 06 Jun- 06 Jul- 06 Aug- 06 Sep- 06 Oct- 06 Nov- 06 Dec- 06 Jan- 07 Feb- 07 Mar- 07 Apr- 07 May- 07 Jun- 07 Jul- 07 Aug- 07 Sep- 07 Monthly New Accounts New Funded Accounts

(1) Daily Average Revenue Trades Retail DARTs (1) Retail DARTs rose 279% vs. Q3 2006 Increasing base of active retail traders 7,500 7,800 9,900 15,200 20,900 29,600 6,600 - 4,000 8,000 12,000 16,000 20,000 24,000 28,000 32,000 Q1 ‘06 Q2 ‘06 Q3 ‘06 Q4 ‘06 Q1 ‘07 Q2 ‘07 Q3 ‘07

Annualized Trades per Account Trading activity is heavily options-oriented Drives high frequency and quality of trading 38 13 170 11 9 - 20 40 60 80 100 120 140 160 180 Q3 ‘07 thinkorswim OXPS AMTD SCHW ET

(1) Daily Average Revenue Trades Note: OXPS accounts include funded and unfunded accounts; TOS accounts include retail funded accounts only; AMTD account growth includes total accounts; Growth is adjusted for acquired brokerage accounts Data indexed to Q1 2005; Information calculated or taken from company filings. thinkorswim: Account & DART Growth Indexed Retail Account Growth Indexed Retail DART Growth (1) 666% 124% 66% 33% 121% -50% 0% 50% 100% 150% 200% 250% 300% 350% 400% 450% 500% 550% 600% 650% 700% 750% Q1 ‘05 Q2 ‘05 Q3 ‘05 Q4 ‘05 Q1 ‘06 Q2 ‘06 Q3 ‘06 Q4 ‘06 Q1 ‘07 Q2’ 07 Q3 ‘07 -5% 26% 74% 113% 4964% -50% 0% 50% 100% 150% 200% 250% 300% 350% 400% 450% 500% 550% Q1 ‘05 Q2 ‘05 Q3 ‘05 Q4 ‘05 Q1 ‘06 Q2 ‘06 Q3 ‘06 Q4 ‘06 Q1 ‘07 Q2’ 07 Q3 ’07 thinkorswim OXPS AMTD SCHW ET

IEG: A Global Leader in Investor Education Educating active investors since 1983 Broad range of learning formats – online and live – for all levels of investors Lifetime learning through coaching, tutorials and support services

Total Graduates and Guests Over 320,000 investors have successfully graduated from Investools’ investor education programs Total Graduates & Guests: 321,000 –Includes students who graduated from both the Foundation Course and the Currency Trader Course. 17,900 25,400 50,500 64,200 69,900 42,400 2002 2003 2004 2005 2006 YTD Q3 2007 Total Graduates & Guests

Investools and Partner Paid Graduates –Includes students who graduated from both the Foundation Course and the Currency Trader Course. Investools is successfully increasing the number of self-generated graduates 700 1,300 3,200 3,700 4,100 3,700 4,400 5,100 5,900 5,400 7,300 Q1 ‘05 Q2 ‘05 Q3 ‘05 Q4 ‘05 Q1 ‘06 Q2 ‘06 Q3 ‘06 Q4 ‘06 Q1 ‘07 Q2 ‘07 Q3 ‘07 Investools Marketed Paid Graduates 15,000 8,700 4,600 6,600 5,700 11,100 5,800 5,150 4,500 5,550 2,170 Q1 ‘05 Q2 ‘05 Q3 ‘05 Q4 ‘05 Q1 ‘06 Q2 ‘06 Q3 ‘06 Q4 ‘06 Q1 ‘07 Q2 ‘07 Q3 ‘07 Partner Marketed Paid Graduates

Active Investor Toolbox Subscribers

investools



100,000
75,000
50,000
25,000
0
21,300
21,600
22,300
23,700
25,100
26,800
29,800
32,500
39,600
43,500
46,000
51,000
65,400
72,700
67,000
68,000
73,400
83,700
85,300
85,400
90,800
94,600
98,000
Q1 '02
Q2 '02
Q3 '02
Q4 '02
Q1 '03
Q2 '03
Q3 '03
Q4 '03
Q1 '04
Q2 '04
Q3 '04
Q4 '04
Q1 '05
Q2 '05
Q3 '05
Q4 '05
Q1 '06
Q2 '06
Q3 '06
Q4 '06
Q1 '07
Q2 '07
Q3 '07

- Quarterly numbers beginning in Q1 2005 include Prophet.Net subscribers

15

Next Generation Strategy Expanding online offerings More accessible pricing to drive customer acquisition Strengthened options content Exploring co-marketing partnerships Driving Customer Acquisition through Education

Consolidated Operating and Financial Information

Sales Transaction Volume & Revenue

investools

Pro-Forma Consolidated Sales

($ in thousands)	Q1-06	Q2-06	Q3-06	Q4-06	2006	Q1-07	Restated Q2-07	Q3-07
Investor Education Group								
Workshops	$ 15,226	$ 16,500	$ 10,883	$ 12,294	$ 54,903	$ 12,564	$ 12,228	$ 8,052
Coaching services	20,258	27,817	17,665	23,293	89,033	22,066	23,600	17,281
Home study / Online courses	13,163	18,198	19,312	17,373	68,047	16,077	14,540	12,566
Web time subscriptions	8,149	8,936	7,006	9,150	33,241	8,447	7,361	6,877
Other revenue	1,865	1,908	1,742	2,063	7,578	535	863	460
IEG sales transaction volume	58,661	73,359	56,609	64,173	252,801	59,690	58,592	45,236
thinkorswim Group								
Commissions	8,139	9,695	10,301	11,627	39,762	12,880	16,703	19,637
Interest & dividends	1,563	2,211	2,713	3,159	9,646	4,025	4,988	5,960
Other brokerage revenues	3,307	2,802	2,586	2,686	11,380	3,445	5,200	6,989
TOS Group revenues	13,009	14,708	15,600	17,471	60,788	20,350	26,891	32,586
Total sales transaction volume	71,670	88,067	72,209	81,644	313,590	80,040	85,483	77,822
Change in deferred revenue, net	(15,987)	(29,912)	(16,566)	(20,007)	(82,472)	(14,796)	(5,739)	11,510
Total revenue	$ 55,683	$ 58,155	$ 55,643	$ 61,637	$ 231,118	$ 65,244	$ 79,744	$ 89,332
Continuing Education STV	$ 48,436	$ 64,335	$ 46,367	$ 55,567	$ 214,704	$ 48,713	$ 48,783	$ 41,226
% of IEG STV	83%	88%	82%	87%	85%	82%	83%	91%

See definition of non-GAAP financial measure "Sales Transaction Volume" on Slide 3. Pro-forma results include thinkorswim results for the period indicated.

18

Statement of Operations & Adjusted EBITDA

investools

Pro-forma SWIM Consolidated

($ in thousands)	Q1-06	Q2-06	Q3-06	Q4-06	2006	Q1-07	Restated Q2-07	Q3-07
Total sales transaction volume	$ 71,670	$ 88,067	$ 72,209	$ 81,644	$313,590	$ 80,040	$ 85,483	$ 77,822
Change in deferred revenue	(15,987)	(29,912)	(16,566)	(20,007)	(82,472)	(14,796)	(5,739)	11,510
Pro-forma revenue	55,683	58,155	55,643	61,637	231,118	65,244	79,744	89,332
Costs and expenses:								
Cost of revenue / direct expenses	32,601	40,246	31,371	36,485	140,703	39,741	37,293	35,437
Selling expense	12,800	12,643	12,626	17,473	55,542	19,795	16,895	16,165
General and administrative expense	12,317	13,519	13,298	13,264	52,398	30,297	15,425	15,556
Special charges	366	2,768	565	4,832	8,531	127	838	310
Total costs and expenses	58,084	69,176	57,860	72,054	257,174	89,960	70,451	67,468
Income (loss) from operations	(2,401)	(11,021)	(2,217)	(10,417)	(26,056)	(24,716)	9,293	21,864
Other income (expense) and taxes:	(1,184)	(1,178)	(176)	(713)	(3,251)	(701)	(3,210)	(3,476)
Net income (loss)	$ (3,585)	$(12,199)	$ (2,393)	$(11,130)	$(29,307)	$(25,417)	$ 6,083	$ 18,388

($ in millions)	Q1-06	Q2-06	Q3-06	Q4-06	2006	Q1-07	Q2-07	Q3-07
GAAP net income (loss)	$ (3.6)	$ (12.2)	$ (2.4)	$ (11.1)	$ (29.3)	$ (25.4)	$ 6.1	$ 18.4
Add:								
Depreciation and amortization	1.6	1.7	1.8	2.0	7.1	4.7	6.0	6.5
Interest expense (income)	(0.5)	(0.9)	(0.9)	(1.3)	(3.6)	0.7	2.1	3.5
Special charges	0.4	2.7	0.6	4.8	8.5	0.1	0.8	0.3
Other non-cash items	0.2	0.4	0.9	1.5	3.0	9.8	1.8	1.8
Other acquisition related	-	-	-	-	-	10.5	-	-
Net change in deferred revenue	15.8	29.9	16.7	19.9	82.3	14.4	5.7	(12.0)
Adjusted EBITDA	$ 13.9	$ 21.6	$ 16.6	$ 15.8	$ 67.9	$ 14.7	$ 22.5	$ 18.5
	19%	25%	23%	19%	22%	18%	26%	24%

See definition of non-GAAP financial measures "Sales Transaction Volume" and "Adjusted EBITDA" on Slide 3. Pro-forma results include thinkorswim results for the period indicated.
Other income (expense) includes interest income/expense, gain/loss on sale of assets, cumulative effect of accounting changes, and income tax expense/benefits

19

Top-performing online broker with unparalleled growth in accounts, DARTs and client assets High quality, high value customer base of active traders Technological superiority ensures competitive position Investor Education Group is profitable customer acquisition engine for online brokerage Sharply focused “next generation” education strategy to convert graduates to brokerage customers at an accelerated pace Investools: Investment Considerations